                                                                    Exhibit 21.1


                                    SUBSIDIARIES
                                         OF
                            U.S. OFFICE PRODUCTS COMPANY


U.S. SUBSIDIARIES:

SUBSIDIARY                                   JURISDICTION OF                    NAME(S) UNDER WHICH
                                             ORGANIZATION                       SUBSIDIARY DOES BUSINESS

Action Wholesale Service, Inc.               Michigan                           Name Brand Pen Company, Inc.

Affordable Interior Systems, Inc.            Massachusetts

American Loose Leaf/Business                 Missouri                           ALLCO Advertising Specialists
Products, Inc.                                                                  American Loose Leaf Business Products
                                                                                Columbia Office Supply
                                                                                Craftsman Office Supply
                                                                                Fisher's Office Products
                                                                                Gruener Office Supply
                                                                                L&M Office Supply
                                                                                DeMarco Office Supply
                                                                                Viquesneys
                                                                                Office Extra

     Forty-Fifteen Papin                     Missouri
     Redevelopment Corporation

Andrews Office Supply &                      District of                        Coffee Butler Service, Inc.
Equipment Co.                                Columbia

     Expert Office Services Inc.             Maryland                           Alperstein Brothers
                                                                                Bel Air Office Supply
                                                                                Information Management Products
                                                                                Office Experts
                                                                                Office Supply Express
                                                                                Reston Office Supply
                                                                                Towson Stationers

Bob Brines Office Supply Co.                 Michigan

BusinessWorks, Inc.                          Delaware                           Ohio BusinessWorks, Inc.

Carithers-Wallace-Courtenay.                 Delaware
LLC

     Courtland-Cain, Inc.                    Georgia

Carolina Office Equipment                    North Carolina                     COECO
Company                                                                         Becton Office Products
                                                                                Coffee Butler
                                                                                ROSCO
                                                                                Raleigh Office Supply Company
                                                                                Bowen Office Equipment Company

Central Texas Office Products,               Texas                              All Pro Vending Company
Inc.                                                                            G&L-VBJ Office Products
                                                                                IQ-2000
                                                                                South Texas Office Products
                                                                                USOP of Dallas/Fort Worth
                                                                                Office Furniture Distributors
                                                                                U.S. Office Products

Copenhaver Holdings, LLC                     Delaware                           Skippers
                                                                                Brasan
                                                                                Coffee Master
                                                                                Excel
                                                                                Halsey's Office & Art Supply
                                                                                International Interiors
                                                                                Majordomo Services
                                                                                Mark's Office Furniture
                                                                                Office Connection
                                                                                Office Innovations
                                                                                Office Supply of Feather Sound
                                                                                Park Avenue Office Services
                                                                                Pittman Office Products
                                                                                Prossaire
                                                                                Prudential of Florida
                                                                                The North Howard Company
                                                                                The Smith-Wilson Company
                                                                                U.S. Office Products
                                                                                United Office Products

Dameron-Pierson Company,                     Louisiana                          Ferris Office Furnishings
Limited                                                                         Tab Systems

Dulworth Office Furniture                    Kentucky
Company

Fort Smith Office Supply, Inc.               Arkansas

General Office Products                      Minnesota                          C&G Acquisition
Company                                                                         Sharp Pencil Holdings
                                                                                Thomas & Grayston Company
                                                                                Town & Country Business Products
                                                                                The Lincoln's Office Supply Corp.

Kentwood Office Furniture, Inc.              Michigan

Landmark Industries, Inc.                    Delaware                           Landmark Stationers
                                                                                Furniture Consultants of Connecticut
                                                                                Kramer CT
                                                                                FCI
                                                                                Furniture Consultants

Lanier Acquisition Corp.                     Delaware

Mail Boxes Etc.                              California

      Mail Boxes Etc. USA, Inc.              California

                  Global Mailbox             California
                  Express, Inc.

McWhorter's, Inc.                            California                         Accessto Computers Supplies
                                                                                Accessto Computers
                                                                                Cal Bennett's
                                                                                Cal Bennetts
                                                                                Poor Richard's Almanac
                                                                                Paper Tree Stationers

Mile High Office Supply, LLC                 Delaware                           Arizona Office Products


      Pear Commercial Interiors,             Colorado
      Inc.


Mills Morris Business Products,              Tennessee                          Arrow Business Products, Inc.
Inc.                                                                            Mills Morris Office Furniture, Inc.
                                                                                Office Furniture USA -- Memphis
                                                                                Mills Morris Business Interiors
                                                                                Today's Office, Inc.

     Whittington, Inc.                       Mississippi                        Middleton Office Supply
                                                                                Mills Morris Business Products

Modern Food Systems, Inc.                    Indiana                            Deli on the Park

Modern Vending, Inc.                         Indiana                            Aqua Pure Water Systems
                                                                                Modern Vending Co., Inc.
                                                                                Jolly Hobbs Coffee Service
                                                                                Pour-More Beverage Systems, Inc.

Morris Office Machines, Inc.                 Mississippi

National Office Supply, Inc.                 Ohio                               Costigan's
                                                                                Costigan's Office Supply
                                                                                Shamrock Office Products

New Mexico Office Solutions,                 New Mexico                         New Mexico Discount Office Supply,
Inc.                                                                            Inc.

Price-Modern, Inc.                           Maryland                           Price-Modern of Virginia
                                                                                Price-Modern of Norfolk
                                                                                Coffee Butler Service, Inc.

     J.H. Whitley Co., Inc.                  Virginia                           J.H. Whitley Office Products

Radar Business Systems, Inc.                 Tennessee

Rainen Business Interiors, Inc.              Missouri                           Baird & Son
                                                                                Budget Bee Discount Office Furniture
                                                                                Mid Continent Office Distributors
                                                                                Office Care
                                                                                Rainen U.S. Office Furniture
                                                                                CCR Office Products

Sletton Vending Service, Inc.                Wisconsin

Sturgis Acquisition Corp.                    Delaware                           G.W. Sturgis of El Paso
                                                                                Sturgis & Company
                                                                                Carter Vending Company
                                                                                Office Coffee
                                                                                U.S. Office Products

Sweitzer's Offset Services, Inc.             Indiana                            Noblesville Office Supply Company

The H.H. West Company                        Delaware                           Lynch Office Equipment & Supply
                                                                                Reco, Inc.
                                                                                Hamco of Milwaukee, Inc.
                                                                                Warmke Office Equipment

The J. Thayer Company, LLC                   Delaware                           AAA Coffee Service of Oregon
                                                                                AAA Coffee Service of Washington
                                                                                HBI Office Interiors
                                                                                Portland Supply & Printing

     Bindery Systems, Inc.                   Oregon                             AAA Coffee of Oregon
                                                                                AAA Coffee Service of Washington

The Office Furniture Store, Inc.             Ohio

The Ofice Works, Inc.                        Pennsylvania                       Swift & Barnes Office Supply and
                                                                                Furniture Supply Company
                                                                                CK Coffee
                                                                                Way Office Products

The Systems House, Inc.                      Illinois

U.S. Office Furniture Rentals,               Delaware
Inc.

U.S. Office Furniture, Inc.                  Delaware

U.S. Office Products -- Midwest,             Delaware
LLC

U.S. Office Products Company                 Delaware

U.S. Office Products Southern                California
California

U.S. Office Products of Northern             Delaware
Wisconsin, Inc.

U.S. Office Products Company--               Delaware                           C.W. Mills Paper Company
Great Lakes, Inc.                                                               Muncie Office Supply
                                                                                PDH Office Products
                                                                                Pence, Dickens & Heeter
                                                                                DBI Business Interiors
                                                                                Davids Innovative Office Products
                                                                                Davids Office Supply & Furniture
                                                                                Franklin Office Products
                                                                                Office Products Center
                                                                                Professional Office Furniture
                                                                                Professional Office Supply
                                                                                Frey Office Supply
                                                                                Gorney Winzever

USOP Merchandising Company                   Delaware

Vend-Rite Service Corporation                Pennsylvania                       Vend-Rite Food Service Corporation


CANADIAN SUBSIDIARIES:

1203803 Ontario Limited

     Take A Break Services, Inc.

1186203 Ontario Limited

     Arbuckle Foods, Inc.
     452007 British Columbia, Ltd.
     Marsed Holdings, Inc.
     CCR Leasing, Inc.

1243231 Ontario Limited

     Duocentre Management Services, Ltd.
          West Coast Coffee Service Ltd.
     Safari Coffee Specialty Roaster Ltd.

NEW ZEALAND SUBSIDIARIES:

Blue Star Group Limited

          Blue Star Business Solutions Limited
          Blue Star Integrated Services Ltd
          Blue Star Investments Limited
          Blue Star Office Automation Limited
          Blue Star Office Technology Limited

               Wang New Zealand Limited

          Blue Star Print Group Limited

               Blue Star Graphics Limited

          Blue Star Properties (No. 2) Limited

               Blue Star Properties Limited
               Blue Star Properties (Crawford Street) Limited Blue Star Properties (Grey Street) Limited Blue Star Properties (Karamu Road) Limited Blue Star Properties (Spey Street) Limited

           U-Bix Business Machines Limited

               BSG Finance Limited

           Croxley Stationery Limited

               Armidale Industries Limited

           GPO Properties (Masterton) Limited
           Hart Candy Communications Limited
           Lullingstone Investments Limited
           McCollam Printers Limited(1)
           New Zealand Office Products Limited

               Blue Star Office Products (Hawkes Bay) Limited

           Office Efficiency Centre Limited

           PC Direct Limited


----------------------
(1) 1/3 of the shares in McCollam Printers Limited are held by each of Blue Star Group Limited, Blue Star Investments Limited, and Blue Star
Office Technology Limited.

               Orbit Software Limited

           WGL Retail Holdings Limited

               Blue Star Consumer Retailing Limited

                   Bennetts Government Bookshop Limited

               Angus & Robertson Bookworld Pty Limited (Australia)

                   Reader's Cafe Pty Limited

AUSTRALIAN SUBSIDIARIES:

Blue Star Group Pty Limited

          Angus & Robertson Bookworld Holdings Limited
          Paperwealth Limited

                   Commonwealth Paper Company Pty Limited

                        Empire Office Supplies Pty Limited

          Dixon Office Warehouse Pty Limited
          Blue Star Business Solutions Australia Pty Ltd
          Blue Star Corporate Pty Limited
          Link Printing Pty Limited

                   The Craftsmen Press Pty Limited

                        Craftsman Publishing Pty Ltd

           Filing Efficiency Pty Ltd

                   Australian Associated Packaging Pty Ltd

           Molliglade Pty Limited
           Toramont Pty Limited
           Bookland Pty Limited
           Australian Toner Cartridge Co Pty Limited